Exhibit (10)(b)



                                       CONSENT
                                       -------


                    We hereby consent to the use of our name under the caption "Miscellaneous-Counsel" in the Statement of Additional Information of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of The RBB Fund, Inc. (Registration No. 33-20827) filed under the Securities Act of 1933 and Amendment No. 33 under the Investment Company Act of 1940.



                                        /s/ Ballard Spahr Andrews & Ingersoll
                                        -------------------------------------
                                        Ballard Spahr Andrews & Ingersoll

          December 1, 1995